Exhibit 10.30

AMENDMENT NO. 1 TO SPONSOR SUPPORT AND FORFEITURE AGREEMENT

This AMENDMENT NO. 1 TO SPONSOR SUPPORT AND FORFEITURE AGREEMENT (this “Amendment”) is entered into as of August 31, 2023, by and among Anzu SPAC GP I LLC, a Delaware limited liability company (the “Sponsor”), Anzu Special Acquisition Corp I, a Delaware corporation (the “SPAC”), and Envoy Medical Corporation, a Minnesota corporation (the “Company”). The Sponsor, the SPAC and the Company are sometimes referred to herein individually as a “party” and, collectively, as the “parties.” Capitalized terms used but not defined elsewhere herein shall have the meanings assigned to them in the Support Agreement (as defined below).

WHEREAS, reference is made to that certain Sponsor Support and Forfeiture Agreement, dated as of April 17, 2023, by and among Sponsor, SPAC and the Company (the “Support Agreement”); and

WHEREAS, the parties desire to amend the Support Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound hereby, the parties hereby agree as follows:

AGREEMENT

SECTION 1         Amendments. The Support Agreement is hereby amended as set forth in this Section 1:

(a) The second sentence of Section 3 of the Support Agreement is hereby amended by deleting the phrase “in connection with the SPAC Exchange Offer”.

(b) Section 7 of the Support Agreement is hereby amended by deleting the phrase “the SPAC Exchange Offer” and replacing it with the phrase “the Exchange”.

SECTION 2         Binding Amendment. This Amendment constitutes a valid amendment of the Support Agreement. In the event of any conflict between the provisions of the Support Agreement and this Amendment, the provisions of this Amendment shall control.

SECTION 3         No Other Amendments. Except for the amendment expressly set forth above, the text of the Support Agreement shall remain unchanged and in full force and effect.

SECTION 4         Reference to and Effect on Support Agreement. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Support Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Support Agreement shall mean and be a reference to the Support Agreement as amended hereby.

SECTION 5         Counterparts. This Amendment may be executed in two or more counterparts, all of which shall be deemed an original, but all which together shall constitute one and the same instrument.

[Signature Page Follows.]

IN WITNESS WHEREOF, the Sponsor, the SPAC, and the Company have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

SPAC:

ANZU SPECIAL ACQUISITION CORP I

By	/s/ Whitney Haring-Smith
Name:	Whitney Haring-Smith
Title:	Chief Executive Officer

SPONSOR:

ANZU SPAC GP I LLC

By	/s/ Whitney Haring-Smith
Name:	Whitney Haring-Smith
Title:	President

COMPANY:

ENVOY MEDICAL CORPORATION

By	/s/ Brent Lucas
Name:	Brent Lucas
Title:	Chief Executive Officer

[Signature Page to Amendment to Support Agreement]